                 MASTER PLAN ADMINISTRATION SERVICES AGREEMENT

MASTER PLAN ADMINISTRATION SERVICES AGREEMENT ("Agreement") dated as of December 1, 2006, by and among RiverSource Service Corporation, a Minnesota corporation ("RiverSource Service Corporation"), and each of the registrants (acting separately on behalf of their series) identified from time to time on Exhibit A hereto (each a "Fund" and collectively the "Funds")

                             W I T N E S S E T H:

WHEREAS, the Funds desire to offer their Class E, Class R2, Class R3, Class R4 and Class Y shares as funding options to retirement plans and to qualified tuition programs pursuant to Section 529 of the Internal Revenue Code ("529 plans") (retirement plans and 529 plans collectively referred to as "plans");

WHEREAS, plans are typically administered directly by financial institutions, third party recordkeepers or administrators ("third party administrators") who provide certain plan administration services including recordkeeping and communication/educational services to plan sponsors, plans and plan participants;

WHEREAS, the Funds desire that these plan administration services be provided by RiverSource Service Corporation, through third party administrators, to plan sponsors, plans and plan participants that invest in Class E, Class R2, Class R3, Class R4 and Class Y shares;

WHEREAS, the Funds recognize that these plan administration services benefit the plan participants with respect to their investment in the Funds, and therefore benefit the Funds; and

WHEREAS, in consideration for the rendering of these plan administration services, the Funds are willing to provide compensation to RiverSource Service Corporation to pay third party administrators, as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties, the parties covenant and agree as follows:

1. PLAN ADMINISTRATION SERVICES. RiverSource Service Corporation shall enter into agreements with third party administrators to provide the services specified in Exhibit B, and such other services as are reflected in future amendments to Exhibit B from time to time (the "Plan Administration Services").

2. MAINTENANCE OF BOOKS AND RECORDS. RiverSource Service Corporation will preserve for each Fund all records required to be maintained as prescribed by the rules and regulations of the Securities and Exchange Commission in the manner and for the time periods prescribed by such rules. In the event of termination of this Agreement for any reason, all such records shall be returned promptly, without charge, to the appropriate Fund, free from any claim or retention of rights by RiverSource Service Corporation, except that RiverSource Service Corporation may retain copies of such records.

3. PLAN ADMINISTRATION SERVICES FEE. In consideration for the rendering of the Plan Administration Services, each Fund shall pay RiverSource Service Corporation with respect to Class E, Class R2, Class R3, Class R4 and Class Y shares, on an annual basis, a fee equal to the percentage set forth on Exhibit C attributable solely to the assets of the Fund's Class E, Class R2, Class R3, Class R4 and Class Y shares (the "Plan Administration Fee"). In no event shall the Plan Administration Fee be used for the purpose of distributing or marketing fund shares, including but not limited to advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current account holders and the printing and mailing of sales literature. The parties to this Agreement expressly agree that the services provided under this Agreement do not include, and the amounts payable under this Agreement do not constitute, compensation for services relating to transfer agency services for the Funds. The Plan Administration Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid quarterly to RiverSource Service Corporation within five (5) calendar days of the last day of each quarter.

The Board of Directors/Trustees ("Board") of each Fund will, on an annual basis, review the Plan Administration Services and the Plan Administration Fee and such other information as such Board may reasonably request.

4. SCOPE OF PLAN ADMINISTRATION SERVICES; REGULATORY AND BUSINESS AND INDUSTRY PRACTICE DEVELOPMENTS. The Plan Administration Services to be furnished by RiverSource Service Corporation include only those services described on Exhibit B. In the event that, because of regulatory developments, or new or modified business or industry practices, the Funds require services in addition to the Plan Administration Services, RiverSource Service Corporation will consider furnishing such additional services, with compensation for such additional services to be agreed upon with respect to each such occasion as it arises.

5. NON-EXCLUSIVITY. The services of RiverSource Service Corporation to the Funds hereunder are not to be deemed exclusive and RiverSource Service Corporation shall be free to render similar services to others.

6. STANDARD OF CARE. Neither RiverSource Service Corporation or any of its affiliates, nor directors, officers, stockholders, agents or employees of RiverSource Service Corporation or any of its affiliates, shall be liable or responsible to any Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by RiverSource Service Corporation of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard by RiverSource Service Corporation of its obligations and duties under this Agreement.

7. TERM, TERMINATION, AMENDMENT AND ASSIGNMENT. This Agreement shall begin on the date first written above and shall continue indefinitely. The Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Board which oversees the Fund upon 30 days' written notice to RiverSource Service Corporation. This Agreement may be terminated by RiverSource Service Corporation with respect to any Fund at any time upon 30 days' written notice to the Fund. This Agreement may be amended at any time by a written agreement executed by each party hereto and may be assigned with respect to any Fund only with the written consent of the Fund and RiverSource Service Corporation.

8. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of the State of Minnesota, without giving effect to any conflicts or choice of laws rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

9. SCOPE OF FUND'S OBLIGATIONS. A copy of the Declaration of Trust of each Fund (or trust of which the Fund is a series) organized as a Massachusetts business trust (each a "Trust"), is on file with the Secretary of State of The Commonwealth of Massachusetts. RiverSource Service Corporation acknowledges that the obligations of or arising out of this Agreement are not binding upon any of a Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest thereunder. If this Agreement is executed by the Trust on behalf of one or more series of the Trust, RiverSource Service Corporation further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf the Trust has executed this Agreement. RiverSource Service Corporation also agrees that obligations of each Fund hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and agrees not to proceed (by way of claim, set-off or otherwise) against any Fund for the obligations of another Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year written above.

RiverSource Bond Series, Inc.
RiverSource California Tax-Exempt Trust
RiverSource Dimensions Series, Inc.
RiverSource Diversified Income Series, Inc.
RiverSource Equity Series, Inc.
RiverSource Global Series, Inc.
RiverSource Government Income Series, Inc.
RiverSource High Yield Income Series, Inc.
RiverSource Income Series, Inc.
RiverSource International Managers Series, Inc.
RiverSource International Series, Inc.
RiverSource Investment Series, Inc.
RiverSource Large Cap Series, Inc.
RiverSource Managers Series, Inc.
RiverSource Market Advantage Series, Inc.
RiverSource Money Market Series, Inc.
RiverSource Retirement Series Trust
RiverSource Sector Series, Inc.
RiverSource Selected Series, Inc.
RiverSource Special Tax-Exempt Series Trust
RiverSource Strategic Allocation Series, Inc.
RiverSource Strategy Series, Inc.
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt Series, Inc.
RiverSource Tax-Exempt Money Market Series, Inc.





By: /s/ Patrick T. Bannigan
-------------------------------------
        Patrick T. Bannigan
        President

RIVERSOURCE SERVICE CORPORATION



By: /s/ Lyn Kephart-Strong
-------------------------------------
        Lyn Kephart-Strong
        Vice President

                                                              As of 12/11/2006

                                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------
                             FUNDS                                                    CLASSES
--------------------------------------------------------------------------------------------------------------
                                                                    E        R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
RiverSource Bond Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Core Bond                                           --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Floating Rate                                       --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Income Opportunities                                --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Inflation Protected Securities                      --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Limited Duration Bond                               --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Trust
--------------------------------------------------------------------------------------------------------------
    RiverSource California Tax-Exempt                               --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
RiverSource Dimensions Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Small and Mid Cap Equity                --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Small Cap Value                         --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Diversified Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Diversified Bond                                    --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Equity Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Mid Cap Growth                                      --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Absolute Return Currency and Income                 --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets                                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets Bond                               --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Global Bond                                         --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Global Equity                                       --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Global Technology                                   --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Government Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Short Duration U.S. Government                      --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource U.S. Government Mortgage                            --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource High Yield Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource High Yield Bond                                     --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Income Builder - Basic Income                       --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Income Builder - Moderate Income                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Income Builder - Enhanced Income                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource International Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined International Equity                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource European Equity                                     --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Opportunity                           --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource International Managers Series, Inc.
-------------------------------------------------------------------------------------------------------------
    RiverSource International Aggressive Growth                     --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Equity                                --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Select Value                          --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Small Cap                             --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Investment Series, Inc.                                 --                                  --
--------------------------------------------------------------------------------------------------------------
    RiverSource Balanced                                            --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Diversified Equity Income                           --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Mid Cap Value                                       --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                             FUNDS                                                    CLASSES
--------------------------------------------------------------------------------------------------------------
                                                                    E        R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Equity                                  --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Growth                                              --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Large Cap Equity                                    --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Large Cap Value                                     --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Managers Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Aggressive Growth                                   --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Growth                                  --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Value                                   --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Select Value                                        --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Equity                                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Value                                     --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Value                                               --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.                           --                                  --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Conservative                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder  - Moderate Conservative          --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate                        --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate Aggressive             --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Aggressive                      --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Total Equity                    --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource S&P 500 Index                                       E        --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Company Index                                 --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Money Market Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Cash Management                                     --       --       --       --       Y
--------------------------------------------------------------------------------------------------------------
RiverSource Retirement Series Trust
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2010                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2015                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2020                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2025                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2030                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2035                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2040                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2045                                --       R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
RiverSource Sector Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Dividend Opportunity                                --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Real Estate                                         --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Selected Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Precious Metals                                     --       --       --       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Special Tax-Exempt Series Trust
--------------------------------------------------------------------------------------------------------------
    RiverSource Massachusetts Tax-Exempt                            --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Michigan Tax-Exempt                                 --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Minnesota Tax-Exempt                                --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource New York Tax-Exempt                                 --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Ohio Tax-Exempt                                     --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Strategic Allocation                                --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
RiverSource Strategy Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Equity Value                                        --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Advantage                                 --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Growth                                    --       R2       R3       R4       --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                             FUNDS                                                    CLASSES
--------------------------------------------------------------------------------------------------------------
                                                                    E        R2       R3       R4       Y
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt High Income                              --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Intermediate Tax-Exempt                             --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt Bond                                     --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt Money Market                             --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
                                                                    --       --       --       --       --
--------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B


                         PLAN ADMINISTRATION SERVICES

In exchange for the Plan Administration Fee payable on the share classes of the Funds, as set forth on Exhibit C, RiverSource Service Corporation shall enter into agreements with third party administrators to provide Plan Administration Services that may include, but are not limited to, the following:

Plan Implementation and Conversion Services such as:
Design, provide, prepare or amend plan documents
      Collect historical data
      Set-up plan on recordkeeping system
      Coordinate transfer of assets
      Prepare and submit plan Internal Revenue Service filings
      Prepare summary plan description and summaries of material modification Prepare participant enrollment kits
      Conduct plan education and enrollment meetings

Recordkeeping Services such as:
      Administer participant contributions
      Administer employer contributions
      Administer participant forfeitures
      Administer participant withdrawals
      Administer dividends, capital gains and interest payments
      Administer investment net asset value fluctuations
      Administer investment allocations
      Balance or reconcile transactions
      Administer vesting schedules

Plan Maintenance Services such as:
      Review employee and participant data
      Conduct or administer discrimination testing
      Conduct or administer top heavy testing
      Monitor section 402(g) compliance
      Monitor section 415 compliance
      Prepare or provide data for annual reports and Form 5500s
      Conduct compliance consulting

Plan and Participant Reports such as:
      Periodic participant statements
      Participant activity reports

      Periodic plan or trust statements

Administrative Services such as:
      Provide distribution options
      Provide and administer forms
      Administer qualified domestic relations orders
      Administer loans Administer rollovers
      Withhold taxes
      Prepare and transmit tax forms
      Issue checks
      Administer asset transfers


Education Activities such as:
      Create or make available plan education material
      Develop or provide programs designed to increase plan participation Help participants consider investment/retirement goals
      Provide general or customized plan education programs
      Provide retirement readiness education material
      Provide personalized statements
      Support retirement education software, such as Morningstar Clear Future Offer face to face education seminars
      Create or distribute participant educational newsletters
      Create or provide plan signage or posters

Plan Sponsor Education Services such as:
      Provide plan or investment option information to plan sponsors

Website and Inter-active Voice Response (IVR) System Maintenance Services such as:
      Establish, maintain or improve plan website and IVR systems

                                                              As of 12/11/2006

                                   EXHIBIT C

SHARE CLASS                                                              FEE

Class E                                                                  0.15%
Class R2                                                                 0.25%
Class R3                                                                 0.25%
Class R4                                                                 0.25%
Class Y                                                                  0.15%